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                                                                    EXHIBIT 99.1


                     MICROISLET ANNOUNCES NEW BOARD MEMBERS


SAN DIEGO, April 22 -- MicroIslet, Inc. (Amex: MII) is pleased to announce the addition of Mr. John J. Hagenbuch and Mr. Bradley A. Geier to our Board of Directors.

Mr. Hagenbuch is co-founder and Chairman of M&H Realty Partners, which is a real estate opportunity fund business that manages money for institutional investors. Prior to forming M&H in 1993, Mr. Hagenbuch was a general Partner of Hellman & Friedman, which is a private firm that initially provided strategic investment banking and financial advisory services to a number of large, public corporations and then later raised and managed several private equity funds. Before joining Hellman & Friedman as its third partner in 1985, Mr. Hagenbuch spent nearly seven years at Salomon Brothers as a generalist investment banker. In addition to his current position at M&H Realty Partners, Mr. Hagenbuch is an active private equity investor and has served on the boards of a number of public and private companies as well as not-for-profit organizations. Mr. Hagenbuch received his AB degree from Princeton University and his MBA degree from Stanford University. Mr. Hagenbuch is the brother-in-law of John F. Steel IV, Chairman and Chief Executive Officer of MicroIslet.


Mr. Geier has been a managing director of M&H Realty Partners for twelve years. He has been active in the real estate investment, development and management business for over twenty years. Prior to joining M & H Realty Partners, Mr. Geier was a consultant to The Taubman Company from 1991 to 1993, and from 1983 to 1991, held various positions with Trammell Crow Company, ultimately serving as a Divisional Partner. He serves, and has served, on the boards of a number of not-for-profit organizations. Mr. Geier received his BA degree from Stanford University and his MBA degree from Harvard University.

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ABOUT MICROISLET
MicroIslet is a biotechnology company engaged in the research, development, and commercialization of patented technologies in the field of transplantation therapy for people with insulin-dependent diabetes. MicroIslet's patented islet transplantation technology includes methods for isolating, culturing, cryopreservation, and immuno-protection (microencapsulation) of islet cells. MicroIslet is working to develop and commercialize a first product, called MicroIslet-PTM, a microencapsulated porcine islet cell suspension that will be used for transplantation in patients with insulin-dependent diabetes. Additional information about MicroIslet can be found at www.microislet.com.

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS PRESS RELEASE, INCLUDING THE EXPECTATION OF DEVELOPMENT OF NEW THERAPEUTIC PRODUCTS, AND THE IMPACT OF MICROISLET'S PRODUCTS ON DIABETES PATIENTS, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING THE RISKS AND UNCERTAINTIES INHERENT IN MEDICAL TREATMENT DISCOVERY, DEVELOPMENT AND COMMERCIALIZATION, THE RISKS AND UNCERTAINTIES ASSOCIATED WITH MICROISLET'S EARLY STAGE XENOTRANSPLANTATION TECHNOLOGIES, THE RISKS AND UNCERTAINTIES OF GOVERNMENTAL APPROVALS AND REGULATION, MICROISLET'S NEED TO RAISE SUBSTANTIAL ADDITIONAL CAPITAL TO PROCEED THROUGH HUMAN CLINICAL TRIALS AND BRING ANY PRODUCT TO MARKET, THE RISKS THAT MICROISLET'S COMPETITORS WILL DEVELOP OR MARKET TECHNOLOGIES OR PRODUCTS THAT ARE MORE EFFECTIVE OR COMMERCIALLY ATTRACTIVE THAN MICROISLET'S PRODUCTS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN MICROISLET'S MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. MICROISLET DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD- LOOKING STATEMENTS.


For further information, please contact: Haro Hartounian, Ph.D., President and Chief Operating Officer of MicroIslet Inc., +1 858-657-0287, info@microislet.com.